Unaudited Pro Forma Results (Detail) - CRS Proppants [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014
Business Acquisition [Line Items]
Revenues	$ 1,124,755	$ 961,006
Net Income	$ 188,715	$ 107,764
Earnings per share – basis	$ 3.80	$ 2.20
Earnings per share - diluted	$ 3.75	$ 2.16